                                               September 7, 2005

Paramount Acquisition Corp.
787 Seventh Avenue, 48th Floor
New York, New York 10019

                   Re: Paramount Acquisition Corp. ("Company")
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Gentlemen:

              Each of the undersigned hereby waives his/its right to exercise conversion rights with respect to any shares of the Company's common stock owned by the undersigned, directly or indirectly, and agrees that he/it will not seek conversion with respect to such shares in connection with any vote to approve a business combination (as is more fully described in the Company's Prospectus relating to the Company's initial public offering).

                         Very truly yours,

                         /s/ Lindsay A. Rosenwald
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                         Lindsay A. Rosenwald

                         LINDSAY A. ROSENWALD 2000 FAMILY TRUSTS

                   By:   /s/ Lester Lipschutz
                         ---------------------------
                         Name: Lester Lipschutz
                         Title: Trustee

                         /s/ J. Jay Lobell
                         ---------------------------
                         J. Jay Lobell

                         /s/ I. Keith Maher
                         ---------------------------
                         I. Keith Maher

                         /s/ Michael Weiser
                         ---------------------------
                         Michael Weiser

                         /s/ Arie Belldegrun
                         ---------------------------
                         Arie Belldegrun

                         /s/ Isaac Kier
                         ---------------------------
                         Isaac Kier